EXHIBIT 10.1

EXECUTION VERSION

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 23, 2010, by and among CARRIZO OIL & GAS, INC., a Texas corporation (“Borrower”), certain SUBSIDIARIES OF BORROWER, as Guarantors (in such capacity, “Guarantors”), the LENDERS party hereto (the “Lenders”), and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders are party to that certain Credit Agreement, dated as of May 25, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions.  The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Reliance” means Reliance Marcellus II, LLC, a Delaware limited liability company, and its successors and permitted assigns.

“Reliance Joint Venture” means that certain joint venture arrangement between Carrizo Marcellus and Reliance in respect of the exploration, development and production of the Reliance JV Oil and Gas Properties; provided that such joint venture arrangement is governed by the Reliance JV Documents.

“Reliance JV Documents” means the Reliance JV Operating Agreement, the Reliance JV Participation Agreement and any other documents, agreements and instruments governing the Reliance Joint Venture, in each case, as the same may be amended, modified or supplemented from time to time to the extent permitted hereunder.

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“Reliance JV Oil and Gas Properties” means the leasehold acreage and other oil and gas interests located within Pennsylvania that are subject to the Reliance JV Documents and in which both Carrizo Marcellus and Reliance hold an interest.

“Reliance JV Operating Agreement” means a certain Operating Agreement between Carrizo Marcellus and Reliance relating to the Reliance Joint Venture and containing terms and conditions substantially similar to, and no less favorable to the Lenders than, those set forth in that certain draft Operating Agreement distributed to the Administrative Agent and the Lenders on or about August 17, 2010, as the same may be amended, modified or supplemented from time to time to the extent permitted hereunder.

“Reliance JV Participation Agreement” means a certain Participation and Development Agreement between Carrizo Marcellus and Reliance relating to the Reliance Joint Venture and containing terms and conditions substantially similar to, and no less favorable to the Lenders than, those set forth in that certain draft Participation and Development Agreement distributed to the Administrative Agent and the Lenders on or about August 17, 2010, as the same may be amended, modified or supplemented from time to time to the extent permitted hereunder.

“Reliance JV Principal Documents” means the Reliance JV Operating Agreement and the Reliance JV Participation Agreement, in each case, as the same may be amended, modified or supplemented from time to time to the extent permitted hereunder.

1.2 Notices of Material Events.  Section 6.02 of the Credit Agreement shall be and it hereby is amended by (a) deleting the “and” located at the end of clause (d) thereof, (b) relettering clause (e) as clause (f), and (c) adding a new clause (e) to read as follows:

(e) the occurrence of any material breach or material default under, or repudiation or termination of, or the receipt or delivery of any written notice of any material default or material claim under, any Reliance JV Document by any party thereto, including, without limitation, the receipt or delivery of (i) any Default Notice under and as defined in Section 8.1 of the Reliance JV Operating Agreement and (ii) any written notice of default under Section 8.1 of the Reliance JV Participation Agreement; and

1.3 Reliance JV Documents.  Article VI of the Credit Agreement shall be and it hereby is amended by adding a new Section 6.17 to the end thereof to read as follows:

Section 6.17. Reliance JV Documents.  The Borrower will provide the Administrative Agent (a) with fully executed copies of any amendments, modifications, supplements or waivers to the Reliance JV Principal Documents promptly, and in any event within thirty (30) days, after execution and delivery thereof and (b) upon the reasonable request of the Administrative Agent, any

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other Reliance JV Document promptly, and in any event within thirty (30) days, after request thereof.

1.4 Reliance JV Documents.  Article VII of the Credit Agreement shall be and it hereby is amended by adding a new Section 7.17 to the end thereof to read as follows:

Section 7.17. Reliance JV Documents.  Without the Administrative Agent’s prior written consent, the Borrower will not, nor will it permit any Restricted Subsidiary to, enter into or permit any supplement, modification or amendment of, or waive any right or obligation of any Person under, any Reliance JV Document if the effect thereof would (a) be materially adverse to the Administrative Agent and/or the Lenders, (b) change the definition of “Permitted Pledge” or “Permitted Pledge Transfer” under the Reliance JV Participation Agreement or the Reliance JV Operating Agreement, (c) change Section 6.2 of the Reliance JV Participation Agreement or Section 11.3 of the Reliance JV Operating Agreement, or (d) change any provision of the Reliance JV Participation Agreement or the Reliance JV Operating Agreement that adversely affects the rights of the Administrative Agent or any Lender in respect of a Permitted Pledge or a Permitted Pledge Transfer under and as defined in the Reliance JV Participation Agreement and the Reliance JV Operating Agreement, respectively.

SECTION 2. Consent.  Each Lender hereby consents to the terms and conditions of, and authorizes the Administrative Agent to execute and deliver, those certain Pledge Agreement amendments in substantially the forms attached as Annex A and Annex B to this Amendment.

SECTION 3. Conditions.  Provided that such conditions are satisfied on or before November 30, 2010, the amendments to the Credit Agreement contained in Section 1 of this Amendment and the consents contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery.  Each Credit Party, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

3.2 Reliance Joint Venture.  The Administrative Agent shall have received evidence reasonably satisfactory to it that substantially contemporaneous with the effectiveness of this Amendment, the Reliance JV Participation Agreement and Reliance JV Operating Agreement shall have become effective.

3.3 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.4 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

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SECTION 4. Representations and Warranties of the Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and taking into account any amendments to the schedules or exhibits as a result of any disclosures made in writing by such Credit Party to the Administrative Agent after the Effective Date and approved by the Administrative Agent and the Required Lenders in writing).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Credit Party hereby agrees that nothing contained in this Amendment shall in any manner affect or impair the liabilities, duties and obligations of such Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in

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connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.6 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Texas.

5.7 Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

CARRIZO OIL & GAS, INC.

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President and Chief Financial Officer

GUARANTORS:

CCBM, INC.

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

CLLR, INC.

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

HONDO PIPELINE, INC.

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

CARRIZO (MARCELLUS) LLC

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

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CARRIZO MARCELLUS HOLDING INC.

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

CHAMA PIPELINE HOLDING LLC

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

BANDELIER PIPELINE HOLDING, LLC

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

MESCALERO PIPELINE, LLC

By:	/s/Paul F. Boling
Name:	Paul F. Boling
Title :	Vice President

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WELLS FARGO BANK, N.A., as
Administrative Agent, Issuing Bank and as a
Lender

By:	/s/Scott Hodges
Name:	Scott Hodges
Title :	Director

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ROYAL BANK OF CANADA,
as a Co-Syndication Agent and as a Lender

By:	/s/Don J. McKinnerney
Name:	Don J. McKinnerney
Title :	Authorized Secretary

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CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK (f/k/a CALYON NEW
YORK BRANCH), as a Co-Syndication Agent and
as a Lender

By:	/s/Tim Byargeon
Name:	Tim Byargeon
Title :	Managing Director

By:	/s/Michael D. Willis
Name:	Michael D. Willis
Title :	Managing Director

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CAPITAL ONE, N.A.,
as Documentation Agent and as a Lender

By:	/s/Paul D. Hein
Name:	Paul D. Hein
Title :	Vice President

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UNION BANK, N.A. (f/k/a UNION BANK
OF CALIFORNIA, N.A.),
as a Lender

By:	/s/Timothy Brendel
Name:	Timothy Brendel
Title :	Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/John C. Lozano
Name:	John C. Lozano
Title :	Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:	/s/Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title :	Vice President

By:	/s/Vipul Dhadda
Name:	Vipul Dhadda
Title :	Associate

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COMPASS BANK (as successor in interest to
Guaranty Bank), as a Lender

By:	/s/Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title :	Senior Vice President

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FORTIS CAPITAL CORP.,
as a Lender

By:	/s/Betsy Jocher
Name:	Betsy Jocher
Title :	Director

By:	/s/Greg Smothers
Name:	Vipul Dhadda
Title :	Director

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COMPASS BANK, as a Lender

By:	/s/Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title :	Senior Vice President

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